UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

AXALTA COATING SYSTEMS LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required.

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	(1)	Title of each class of securities to which transaction applies:
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April 9, 2015

Dear Member:

As indicated in the Notice of Annual Meeting and related proxy materials dated March 23, 2015, the 2015 Annual General Meeting of Members (the “Annual Meeting”) of Axalta Coating Systems Ltd., a Bermuda exempted company (the “Company”), will be held on Wednesday, May 13, 2015 at 2:00 p.m., local time, at the Company’s offices located at River Ridge Corporate Center, 45000 River Ridge Road, Suite 200, Clinton Township, MI 48038.

The previously filed Notice of Annual Meeting, definitive proxy statement, notice and access letter, and any other materials provided in connection with the Annual Meeting are hereby amended to correct the typographical error in the street address as follows: all references to “4500 River Ridge Drive” are replaced with “45000 River Ridge Road, Suite 200.”